Exhibit 99.2

GUARANTEE

BY

INTEL CORPORATION

in favor of

U.S. BANK NATIONAL ASSOCIATION,

as Trustee for the Holders of the Securities Specified Below of

ALTERA CORPORATION

1.750% Senior Notes due 2017

2.500% Senior Notes due 2018

4.100% Senior Notes due 2023

December 28, 2015

GUARANTEE, dated as of December 28, 2015 (as amended from time to time, this “Guarantee”), made by Intel Corporation, a Delaware corporation (the “Guarantor”), in favor of (a) the Holders (as defined in the Indentures (as defined below)) of (i) 1.750% Senior Notes due 2017, (ii) 2.500% Senior Notes due 2018 and (iii) 4.100% Senior Notes due 2023 (collectively, the “Securities”), each of Altera Corporation, a Delaware corporation (the “Issuer”), and (b) U.S. Bank National (the “Trustee”), as trustee under the Indentures with respect to the Securities.

WITNESSETH:

SECTION 1. Guarantee.

The Guarantor hereby unconditionally guarantees to the Holders from time to time of the Securities the full and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal of, premium, if any, on and interest on each series of Securities (the “Obligations”), according to the terms of the Securities and as set forth in the Indenture dated as of May 8, 2012 by and between the Issuer and the Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of May 8, 2012 in respect of the 1.750% Senior Notes due 2017 (such supplemental indenture, together with the Base Indenture, the “2012 Indenture”) and the Second Supplemental Indenture dated as of November 1, 2013 in respect of the 2.500% Senior Notes due 2018 and the 4.100% Senior Notes due 2023 (such supplemental indenture, together with the Base Indenture, the “2013 Indenture” and, together with the 2012 Indenture, and as amended, modified or otherwise supplemented from time to time with applicability to the Securities, the “Indentures”) and the Securities, in each case subject to any applicable grace period or notice requirement or both. The guarantee hereunder constitutes a guarantee of payment and not of collection.

SECTION 2. Guarantee Absolute.

The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the applicable Indenture and the Securities, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Holders of the Securities with respect thereto. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the applicable Indenture, the Securities or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the applicable Indenture; or

(c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Issuer or a guarantor.

The obligation of the Guarantor to make any payment hereunder may be satisfied by causing the Issuer to make such payment.

SECTION 3. Termination of Guarantee.

(a) This Guarantee shall terminate, and the obligations of the Guarantor under this Guarantee shall cease to exist, with respect to a particular series of Securities, upon payment in full of the Obligations with respect to such series of Securities.

(b) Unless earlier terminated pursuant to Section 3(a), this Guarantee shall terminate, and all obligations of the Guarantor under this Guarantee shall cease to exist, upon (i) the distribution by the Guarantor to its shareholders of 100% of the outstanding shares of the Issuer’s common stock (a “Separation”), (ii) the Guarantor ceasing to be the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of more than 50% of the combined voting power of Issuer’s voting stock, or other voting stock into which Issuer’s voting stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares (a “Control Event”), or (iii) with respect to any series of Securities, the consummation of a satisfaction and discharge, a legal defeasance or a covenant defeasance relating to such series of Securities in accordance with the provisions of the Indenture. The Trustee and each Holder of the Securities shall be deemed to consent to such termination and release, without any action on the part of the Trustee or any Holder of the Securities or any other person, upon a Separation, a Control Event, satisfaction and discharge, legal defeasance, or covenant defeasance, as applicable.

SECTION 4. Waiver; Subrogation.

(a) The Guarantor hereby waives notice of acceptance of this Guarantee, diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding filed first against the Issuer, protest or notice with respect to the Securities or the indebtedness evidenced thereby and all demands whatsoever.

(b) The Guarantor shall be subrogated to all rights of the Trustee or the Holders of any Securities against the Issuer in respect of any amounts paid to the Trustee or such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of, or based upon, such right of subrogation until all Obligations shall have been paid in full.

SECTION 5. No Waiver; Remedies.

No failure on the part of the Trustee or any Holder of any series of Securities to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 6. Transfer of Interest.

This Guarantee shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by any Holder of Securities, the Trustee, and by their respective successors, transferees and assigns, pursuant to the terms hereof. This Guarantee shall not be deemed to create any right in, or to be in whole or in part for the benefit of, any other person.

SECTION 7. Amendment.

(a) The Guarantor may amend this Guarantee at any time for any purpose without the consent of the Trustee or any Holder of Securities of any series; provided, however, that if such amendment adversely affects the rights of the Trustee or any Holder of any series of Securities in any material respect, the prior written consent of the Trustee or each Holder affected, as the case may be, shall be required.

(b) Every amendment executed pursuant to this Section 7 shall conform to the requirements of the Trust Indenture Act of 1939, as amended, as then in effect (the “TIA”).

SECTION 8. Governing Law.

THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISIONS THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 9. No Recourse Against Others.

A director, officer, employee, stockholder, partner or other owner of the Guarantor, as such, shall not have any liability for any obligations of the Guarantor under this Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation.

SECTION 10. Trust Indenture Act Controls.

The Guarantor understands that this Guarantee may be qualified under the TIA and any provision of this Guarantee required by the TIA or deemed to be included in this Guarantee by virtue of the TIA is hereby incorporated by reference. If any provision of this Guarantee limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern this Guarantee, the latter provision shall control. If any provision hereof modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Guarantee, as so modified or excluded, as the case may be.

SECTION 11. Reports by Guarantor.

(a) So long as this Guarantee of the Securities is effective, the Guarantor shall file with the Trustee within 15 days after it files with the Securities and Exchange Commission (the “Commission”) copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Guarantor is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Guarantor shall be deemed to have complied with the previous sentence to the extent that such information, documents and reports are filed with the Commission via EDGAR (or any successor electronic delivery procedure) or posted on its website.

(b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein.

SECTION 12. Separability.

In case any provision in this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

SECTION 13. Headings.

The section headings of this Guarantee have been inserted for convenience of reference only, are not to be considered a part of this Guarantee and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 14. Notices, Etc., to the Guarantor.

Any request, demand, authorization, direction, notice, consent, waiver or Act (as defined in the Indenture) of Holders or other document provided or permitted by this Guarantee to be made upon, given or furnished to, or filed with, the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor addressed to the address last furnished in writing to the Trustee by the Guarantor, or, if no such address has been furnished, to Treasurer, Intel Corporation, 2200 Mission College Blvd., Santa Clara, California 95054-1549.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

INTEL CORPORATION

By:	/s/ Ravi Jacob
Name: Ravi Jacob
Title: Vice President and Treasurer

Agreed and Accepted:

U.S. BANK NATIONAL ASSOCIATION as Trustee under the Indenture

By:	/s/ Paula Oswald
Name: Paula Oswald
Title: Vice President